UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2015 (April 21, 2015)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As used in this Current Report on Form 8-K, including the exhibits attached hereto, unless we indicate otherwise:

•

“Memorial Production Partners,” “the Partnership,” “we,” “our,” “us” or like terms refer to Memorial Production Partners LP individually and collectively with its subsidiaries, as the context requires;

•	“our general partner” refers to Memorial Production Partners GP LLC, our general partner;
•	“Memorial Resource” refers collectively to Memorial Resource Development Corp. and its subsidiaries other than the Partnership;
•	“MRD LLC” refers to Memorial Resource Development LLC, which is the predecessor of Memorial Resource;
•

“our predecessor” for accounting and financial reporting purposes refers collectively to: (i) BlueStone Natural Resources Holdings, LLC (“Bluestone”) and its wholly-owned subsidiaries in addition to certain carved-out oil and natural gas properties (“Classic Carve-Out”) owned by Classic Hydrocarbons Holdings, L.P. (“Classic”) for all periods prior to the closing of our initial public offering on December 14, 2011 and (ii) certain oil and natural gas properties and related assets (“WHT Assets”) owned by WHT Energy Partners LLC (“WHT”) for periods after April 8, 2011 through the closing of our initial public offering;

•

“Cinco Group” refers to (i) certain oil and natural gas properties and related assets primarily in the Permian Basin, East Texas and the Rockies owned by: (a) Boaz Energy, LLC (“Boaz”), (b) Crown Energy Partners, LLC (“Crown”), (c) the Crown net profits overriding royalty interest and overriding royalty interest (“Crown NPI/ORRI”), (d) Propel Energy SPV LLC (“Propel SPV”), together with its wholly-owned subsidiary Propel Energy Services, LLC (“Propel Energy Services”), (e) Stanolind Oil and Gas SPV LLC (“Stanolind SPV”), (f) Tanos Energy, LLC (“Tanos”), together with its wholly-owned subsidiaries, and (g) Prospect Energy, LLC (“Prospect”) and (ii) certain oil and natural gas properties in Jackson County, Texas (the “MRD Assets”) owned by Memorial Resource. The Partnership acquired substantially all of the Cinco Group on October 1, 2013 from: (x) Boaz Energy Partners, LLC (“Boaz Energy Partners”), Crown Energy Partners Holdings, LLC (“Crown Holdings”), Propel Energy, LLC (“Propel Energy”) and Stanolind Oil and Gas LP (“Stanolind”), all of which were primarily owned by two of the Funds (defined below) and (y) MRD LLC;

•

“the previous owners” for accounting and financial reporting purposes refers collectively to  (a) certain oil and natural gas properties the Partnership acquired from Memorial Resource in April and May 2012 for periods after common control commenced through their respective acquisition dates, (b) Rise Energy Operating, LLC and its wholly-owned subsidiaries (except for Rise Energy Operating, Inc.) (“REO”) from February 3, 2009 (inception) through the date of acquisition, (c)  certain oil and natural gas properties and related assets in East Texas and North Louisiana that the Partnership acquired in March 2013 (the “WHT Properties”) owned by WHT Energy Partners LLC (“WHT”) from February 2, 2009 (inception) through the date of acquisition, (d) the financial statements of Boaz Energy, LLC (“Boaz”), Crown Energy Partners, LLC (“Crown”), the Crown net profits overriding royalty interest and overriding royalty interest (“Crown NPI/ORRI”), Propel Energy SPV LLC (“Propel SPV”), together with its wholly-owned subsidiary Propel Energy Services, LLC (“Propel Energy Services”), Stanolind Oil and Gas SPV LLC (“Stanolind SPV”), Tanos Energy, LLC (“Tanos”), together with its wholly-owned subsidiaries, Prospect Energy, LLC (“Prospect”), and certain oil and natural gas properties in Jackson County, Texas (the “MRD Assets”) (collectively, the “Cinco Group”) on a combined basis for periods after common control commenced through the date of acquisition, and (e) certain oil and gas properties primarily located in the Joaquin Field in Shelby and Panola counties in East Texas and in West Louisiana acquired from Memorial Resource in February 2015 for periods after common control commenced through the date of acquisition;

•	“the Funds” refers collectively to Natural Gas Partners VIII, L.P., Natural Gas Partners IX, L.P. and NGP IX Offshore Holdings, L.P.;
•	“OLLC” refers to Memorial Production Operating LLC, our wholly-owned subsidiary through which we operate our properties;
•

“Finance Corp.” refers to Memorial Production Finance Corporation, our wholly-owned subsidiary, whose activities are limited to co-issuing our debt securities and engaging in other activities incidental thereto;

•	“MRD Holdco” refers to MRD Holdco LLC, which together with a group controls Memorial Resource. As of February 13, 2015, MRD Holdco also owns approximately 6% of our outstanding common units; and
•	“NGP” refers to Natural Gas Partners. The Funds, which are three of the private equity funds managed by NGP, collectively control MRD Holdco.

As described in our Annual Report on Form 10-K for the period ended December 31, 2014 and within this Current Report on Form 8-K, we and Memorial Resource completed a transaction in which we exchanged our oil and gas properties in North Louisiana and approximately $78.0 million in cash for Memorial Resource’s East Texas and non-core Louisiana oil and gas properties (the “Property Swap”).  This acquisition was accounted for as a transaction between entities under common control at historical cost similar to a pooling of interests.  The purpose of the disclosures presented in this Current Report on Form 8-K is to recast certain financial and other information of Memorial Production Partners to include the financial position and results attributable to the Property Swap from periods after common control commenced through the date of acquisition.  Items 6, 7 and 8 of the Partnership’s 2014 Annual Report on Form 10-K filed with the SEC on February 26, 2015 (“2014 Form 10-K”) have been retrospectively revised to give effect to the Property Swap. There have been no revisions or updates to any other sections of the 2014 Form 10-K, including “Management’s Report on Internal Control Over Financial Reporting” and the related “Report of Independent Registered Public Accounting Firm” appearing under Item 9A.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1*	Consent of KPMG LLP.

23.2*	Consent of Netherland, Sewell & Associates, Inc.

23.3*	Consent of Ryder Scott Company, L.P.

99.1*	Recast of Items 6 and 7 of Memorial Production Partners LP’s 2014 Form 10-K.

99.2*	Recast of Item 8 of Memorial Production Partners LP’s 2014 Form 10-K.

99.3*	Report of Netherland, Sewell & Associates, Inc.

99.4*	Report of Ryder Scott Company, L.P.

101.CAL*	XBRL Calculation Linkbase Document

101.DEF*	XBRL Definition Linkbase Document

101.INS*	XBRL Instance Document

101.LAB*	XBRL Labels Linkbase Document

101.PRE*	XBRL Presentation Linkbase Document

101.SCH*	XBRL Schema Document

*Filed as an Exhibit to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: April 21, 2015	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1*	Consent of KPMG LLP.

23.2*	Consent of Netherland, Sewell & Associates, Inc.

23.3*	Consent of Ryder Scott Company, L.P.

99.1*	Recast of Items 6, 7 and 7A of Memorial Production Partners LP’s 2014 Form 10-K.

99.2*	Recast of Item 8 of Memorial Production Partners LP’s 2014 Form 10-K.

99.3*	Report of Netherland, Sewell & Associates, Inc.

99.4*	Report of Ryder Scott Company, L.P.

101.CAL*	XBRL Calculation Linkbase Document

101.DEF*	XBRL Definition Linkbase Document

101.INS*	XBRL Instance Document

101.LAB*	XBRL Labels Linkbase Document

101.PRE*	XBRL Presentation Linkbase Document

101.SCH*	XBRL Schema Document

*Filed as an Exhibit to this Current Report on Form 8-K.